                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No.      )

             FOR ANNUAL MEETING FOR FISCAL YEAR ENDED MARCH 31, 2001


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

   [ ] Preliminary Proxy Statement

   [ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))

   [X] Definitive Proxy Statement

   [ ] Definitive Additional Materials

   [ ] Soliciting Material under Rule 14a-12




                                  ASTREX, INC.
                (Name of Registrant as Specified In Its Charter)



            ---------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

         4)  Proposed maximum aggregate value of transaction: _______________.


(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]  Fee paid with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and date of its filing.

         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No:
         3) Filing Party:
         4) Date Filed:

                                                                August 10, 2001



         Dear Stockholder:

                  You are cordially invited to attend the Annual Meeting of Stockholders of Astrex, Inc. for the fiscal year ended March 31, 2001 on Tuesday, September 11, 2001 at 11:00 a.m. at the offices of the Company, 205 Express Street, Plainview, New York.

                  The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. If you have multiple stockholder accounts and receive more than one set of these materials, please be sure to vote each proxy and return it in the postage-paid envelope provided.

                  Thank you for your continued interest and cooperation.



                                Very truly yours,




                       /s/JOHN C. LORING             /s/MICHAEL MCGUIRE
                          JOHN C. LORING                MICHAEL MCGUIRE
                          Chairman of  the              President and
                          Board of Directors            Chief Executive Officer

                                  ASTREX, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         Notice is hereby given that the Annual Meeting of Stockholders of Astrex, Inc. (the "Company") for the fiscal year ended March 31, 2001 will be held on TUESDAY, SEPTEMBER 11, 2001 AT 11:00 A.M. EST at the offices of the Company, 205 Express Street, Plainview, New York 11803 for the following purposes:

         (1)  to elect two directors, and

         (2) to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

         The holders of record of Common Stock and Preferred Stock, Series B, at 5:00 p.m. EST August 3, 2001 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of the holders of record of the Common Stock and Preferred Stock, Series B as of 5:00 p.m. August 3, 2001 will be open to the examination of any such stockholder for any purpose germane to the Annual Meeting after August 10, 2001 at the Company's offices at 205 Express Street, Plainview, New York, during normal business hours.

                       By Order of the Board of Directors


                              /s/LORI A. SARNATARO
                                 LORI A. SARNATARO
                                    Secretary



Dated:  August 10, 2001

                                    IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                                  ASTREX, INC.

                                 PROXY STATEMENT
       FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 11, 2001


GENERAL INFORMATION

         This Proxy Statement is furnished to stockholders of Astrex, Inc., a Delaware corporation (the "Company" or "Astrex") in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2001 to be held on Tuesday, September 11, 2001 at 11:00 a.m. at the principal executive offices of the Company, 205 Express Street, Plainview, New York 11803 and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

         At 5:00 p.m. EST on August 3, 2001 (the "record date") there were outstanding and entitled to vote 5,531,277 shares of the Company's $0.01 par value common stock (the "Common Stock") and 1,897,381 shares of the Company's $0.01 Preferred Stock, Series B (the "Preferred Stock"). The holders of record of Common Stock on the record date will be entitled to one vote per share. The holders of record of Preferred Stock on the record date will be entitled to twelve votes per share.

         A copy of the Company's Form 10-KSB Annual Report for the fiscal year ended March 31, 2001 ("Form 10-KSB") which has been adopted by the Company as its Annual Report for the fiscal year ended March 31, 2001 has been or is being furnished with the proxy materials, which are being mailed on or about August 10, 2001 to the holders of record of Common Stock and Preferred Stock on the record date.


VOTING AND PROXY PROCEDURES

         Properly executed proxies received in time for the meeting will be voted. The proxy consists of two separate cards, one for Common Stock and one for Preferred Stock. If you hold both Common and Preferred Stock, please complete both cards. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted in favor of the Proposals below and to elect the persons named below as directors and for the terms set forth below. At the date of this Proxy Statement management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

         If the enclosed proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 205 Express Street, Plainview, New York 11803.

         The holders of a majority of the total votes belonging to the Common Stock and Preferred Stock issued and outstanding at the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. A quorum will be represented by approximately 14,149,924 votes. The affirmative vote of a plurality of the total votes belonging to the Common Stock and Preferred Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors and the affirmative vote of a majority of the total votes belonging to the Common and Preferred Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the approval of any other matters as may properly come before the Meeting or any adjournment or postponement thereof.

         Abstentions and broker non-votes are counted toward the calculation of a quorum. An abstention with respect to election of directors will have no effect in determining whether a director has received a plurality of votes. For all other purposes, an abstention will be included in determining the majority needed for passage of a proposal and will have the same effect as a vote against the proposal. Broker non-votes will not be considered in determining the majority needed for passage of a proposal because they are not deemed "present" for vote on a proposal and therefore will have no effect on the outcome of either a proposal or an election.

         The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith.


                         OWNERSHIP OF VOTING SECURITIES

         The following table sets forth the number and percentage of shares of the Company's Common Stock and Preferred Stock beneficially owned as of the record date by persons who are known by the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock and Preferred Stock as of the record date, and the directors of the Company and its chief executive officer, and all officers and directors of the Company as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. The persons listed have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.

BENEFICIAL HOLDERS OF MORE THAN 5% OF COMMON STOCK AND PREFERRED STOCK, SERIES B

  TITLE AND     NAME AND ADDRESS  OF  BENEFICIAL OWNERS              AMOUNT AND NATURE OF     PERCENTAGE
    CLASS                                                            BENEFICIAL OWNERSHIP      OF CLASS
------------------------------------------------------------------------------------------------------------
Common Stock   Howard Amster (13)                                    1,180,565(1)              20.26%(2)
               205 Express Street
               Plainview, New York  11803
------------------------------------------------------------------------------------------------------------

Common Stock   FMR, Corp.(13)                                          760,964(3)(4)(5)        13.30%(2)
               82 Devonshire Street
               Boston, Massachusetts  02109
------------------------------------------------------------------------------------------------------------

Common Stock   Herzog, Heine, Geduld, Inc.(13)                         861,901(6)              15.00%(2)
               26 Broadway
               New York, New York 10004
------------------------------------------------------------------------------------------------------------

Common Stock   John C. Loring(13)                                    2,401,710(7)(8)(9)        39.17%(2)
               205 Express Street
               Plainview, New York  11803
------------------------------------------------------------------------------------------------------------

Common Stock   Michael McGuire(13)                                     403,967(10)(11)(12)      7.17%(2)
               205 Express Street
               Plainview, New York  11803
------------------------------------------------------------------------------------------------------------

 " Footnotes follow the next table "


OFFICER AND DIRECTOR HOLDINGS OF COMMON STOCK AND PREFERRED STOCK, SERIES B
-------------------------------------------------------------------------------------------------------------------
   TITLE AND       NAME AND ADDRESS  OF  BENEFICIAL OWNERS                  AMOUNT AND NATURE OF       PERCENTAGE
     CLASS                                                                  BENEFICIAL OWNERSHIP        OF CLASS
-------------------------------------------------------------------------------------------------------------------
 Common stock    Howard Amster(13)                                           1,180,565(1)              20.26%(2)
-------------------------------------------------------------------------------------------------------------------
 Common stock    John C. Loring(13)                                          2,401,710(7)(8)(9)        39.17%(2)
-------------------------------------------------------------------------------------------------------------------
 Common stock    Michael McGuire(13)                                           403,967(10)(11)(12)      7.17%(2)
-------------------------------------------------------------------------------------------------------------------
 Common stock    Mark Schindler(13)                                              1,932(14)                  *(2)
-------------------------------------------------------------------------------------------------------------------
 Common stock    David S. Zlatin                                                     0                      *(2)
-------------------------------------------------------------------------------------------------------------------
 Common stock    Wayne Miller(13)                                               72,001(15)                  *(2)
-------------------------------------------------------------------------------------------------------------------
 Common stock    All Other Officers(13)                                         26,667(16)                  *(2)
-------------------------------------------------------------------------------------------------------------------
 Common stock    All Officers and Directors as a group (8 persons)           4,086,842                 62.37%(2)
                 (1),(7),(8),(9),(10),(11),(12),(14),(15)&(16)
-------------------------------------------------------------------------------------------------------------------

* Less than 1%.

(1) Includes 295,140 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(2) Based on 5,531,277 Common shares outstanding and shareholders Convertible Preferred Series B outstanding.

(3) 565,723 Common shares are beneficially owned by Fidelity Equity Income Fund, its wholly owned subsidiary.

(4) 188,574 Convertible Preferred, Series B shares are beneficially owned by Fidelity Equity Income Fund, its wholly owned subsidiary.

(5) Includes 190,241 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(6) Includes 215,475 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(7) Includes 271,970 Common shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(8) Includes 90,657 Convertible Preferred Series B shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(9) Includes 600,430 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(10) Includes 104,537 Common shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(11) Includes 34,846 Convertible Preferred, Series B shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.

(12) Includes 100,992 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(13) The Common Stock is entitled to one vote per share, Preferred Stock, Series B is entitled to vote on all matters which the Common Stock can vote on and is entitled to twelve votes per share. Beginning on July 31, 2001 and thereafter, at the option of the holder, a share of the Preferred Stock is convertible into a share of the Common Stock.

(14) Includes 483 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(15) Includes 18,001 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series B stock which is eligible to convert.

(16) Includes 6,667 shares of common stock issuable upon conversion of an equal number of shares of Convertible Preferred Series stock which is eligible to convert.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Pursuant to the Company's by-laws as amended, the Class II directors, a class consisting of two directors (presently Mark Schindler and David S. Zlatin), are to be elected to a term of three years at this annual meeting.

         The Board of Directors has nominated Mark Schindler and David S. Zlatin to continue as the Company's Class II Directors and it is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominees.

         Management of the Company does not contemplate that the nominees will become unavailable for any reason, but if that should occur before the meeting or should there be additional board vacancies, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

         The enclosed form of proxy provides a means to vote for the nominees listed therein or to withhold authority to vote for such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a stockholder does not specify in the executed proxy how the shares represented by the proxy are to be voted, such shares shall be voted for the nominee listed therein or for other nominees as provided above.




                      DIRECTORS AND OFFICERS OF THE COMPANY

         The following table sets forth for current officers and directors and the nominee for election as director, (i) that person's name, (ii) if applicable the Director Class nominated for, (iii) all positions with the Company held by that person, (iv) that person's age, (v) that person's principal occupation for the past five years and (vi) with respect to nominees for election as directors, the date on which that person first became a director or officer of the Company. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years. The present terms of the directors for Classes I, II, & III are for three years respectively and for all directors elected at this annual meeting and hereafter regardless of class, three years, or until their respective successors are elected and qualified. The terms of the classes of directors are staggered in order of roman numeral class number so that one class of directors is elected each year. The terms of officers expire at the pleasure of the Board of Directors.

         The Directors of the Company as a group control 62.37% of the votes, which is a majority and intend to vote for the nominees.


NAME, AGE, CAL. YEAR FIRST
BECAME A DIRECTOR OR OFFICER & DIRECTOR
CLASS IF APPLICABLE                                                        PRINCIPAL OCCUPATION
---------------------------------------                                    --------------------
Howard Amster                              Principle with Ramat Securities, Inc., Cleveland, Ohio. Director,
Director                                   Geauga Savings Bank, a northern Ohio savings and loan; Director, Horizon
53 - since 1992                            Group Properties Inc., a real estate company.
Class III  Director

John C. Loring                             Attorney and private investor, Chicago, Illinois. Director of Geauga
Director and Chairman                      Savings Bank, a northern Ohio savings and loan.
56 - since 1988
Class III  Director

Michael McGuire                            Mr. Michael McGuire joined the Company in 1969. Prior to becoming CEO
Director, CEO                              and President he was the Company's General Manager and Director of
and President                              Operations. Mr. Michael McGuire is not related to Mr. Robert McGuire.
46 - since 1991
Class I Director

Robert  McGuire                            Mr. Robert McGuire joined the Company in 1981. Prior to becoming an
Executive Vice President                   Executive Vice President he held the position of Warehouse Manager. He
51 - since 1997                            has worked in the distribution industry since 1976. Mr. Robert McGuire is not related to Mr. Michael McGuire.

Wayne Miller                               Mr. Miller joined the Company in 1996 as the Director of New Business
Executive Vice President                   Development. Prior to joining the Company Mr. Miller was Director of
47 - since 1997                            Sales for Summit Radio Corporation for a year and a half and prior to that time General Manager of Time Electronics, Inc., a division  of
                                           Avnet, Inc., for fifteen years. He has worked in the electronics distribution industry since 1975.

Lori A. Sarnataro                          Prior to joining the Company in 1998, Ms. Sarnataro, a Certified Public
CFO, Executive Vice President, Treasurer   Accountant, was employed with Physician Computer Network, Inc. for five
and Secretary                              years as Manager of Corporate Accounting and Systems Implementation.
36 - since 1998                            Prior to that she was employed with KPMG LLP for five years as a Senior
                                           Auditor and Tax Specialist.

                                       6


Mark Schindler                             Mr. Schindler is a self-employed consultant, private investor, and a
Director                                   partner in Madison Venture Capital II, Inc., New York, New York. Mr.
79 - since 1960                            Schindler is also a Vice President, Secretary and Director of Kushi
Class II Director and                      Natural Foods Corp. and formerly owned his own electronics distribution
nominated to continue                      business. Mr. Schindler founded Astrex, Inc.
as such

David S. Zlatin                            Chief Operating Officer of Ramat Securities, Ltd., Rabbi and private
Director                                   investor.
49 - since 1993
Class II Director and
nominated to continue
as such


         Messrs. Amster, Loring and Michael McGuire are members of the Board's Executive Committee. In addition John Loring is Chairman and Secretary of the Company's wholly owned subsidiary AVest, Inc. and David Zlatin is President and Treasurer of AVest, Inc. They are also AVest's two directors. The directors of the Company's wholly owned subsidiary T.F. Cushing, Inc. are the same as for the Company and Mr. Michael McGuire is its President and Chief Operating Officer and Ms. Sarnataro is its Chief Financial Officer, Treasurer and Secretary. The Company's Board of Directors does not have an audit committee, nominating committee or compensation committee. The executive committee informally oversees company operations between Board meetings and preliminarily reviews matters to be presented to the Board of Directors.


         The Board of Directors held 4 meetings during fiscal year ended March 31, 2001. Each of the directors of the Company attended each of those meetings. Other than the Executive Committee there were no active standing committees of the Board of Directors during that fiscal year. During that fiscal year the Board of Directors fee for each director who is not a full time employee of the Company was a `per meeting' fee of $1,500. Pursuant to this arrangement each of the directors other than Mr. McGuire, received $6,000. In addition, during the fiscal year ended March 31, 2001 (i) Mr. Loring for services as Chairman of the Board and the Executive Committee received $31,000 and $48,000 respectively, and
(ii) Mr. Amster for his services on the Executive Committee received $48,000. During the fiscal year ended March 31, 2001, members of the Executive Committee other then full time employees, i.e. Mr. Loring and Mr. Amster were awarded a bonus of $30,000 each to be paid in fiscal year to end March 31, 2002.

         For the fiscal year to end March 31, 2002 each director not a full time employee of the Company will receive a director fee of $10,000 to be paid in four equal amounts on the first day of each of the four quarters of the fiscal year, this quarterly payment is in lieu of meeting fees other than out of pocket expenses. In addition Messrs. Amster and Loring will each receive $49,000 for services with respect to the Executive Committee and Mr. Loring will receive $26,000 plus $5,000 for ordinary office expenses for services as Chairman of the Board.

                            COMPENSATION OF OFFICERS

         The following table shows information concerning the compensation paid or awarded by the Company and its subsidiaries for services to its Chief Executive Officer and its Executive Vice President of Sales during fiscal years ended March 31, 2001, 2000 and 1999. Other then Mr. Michael McGuire and Mr. Miller there were no executive officers of the Company whose compensation was or exceeded $100,000. The Company (i) has no retirement, pension, profit sharing, stock option, stock appreciation rights or long term incentive plans for the years in question, (ii) has not awarded any bonuses during or for the years in question, except as set forth in the table below, and to two other executive officers, and (iii) has no employment contracts or termination of employment and change of control arrangements for any of the Company's executive officers.

         In the first quarter of fiscal year ended March 31, 1997, the Company awarded 135,000 unregistered forfeitable shares of the Company's common stock to 19 employees (including Mr. Michael McGuire who received 15,000 shares), none of whom received more than 15,000 shares. The award provided that to the extent an employee ceased to be employed by the Company prior to April 1, 2000 (other than on account of death) the shares awarded to said employee were forfeited to the Company. At March 31, 2000, 100,000 shares of the original 135,000 shares vested according to the terms of the award, 35,000 shares having been previously forfeited by persons leaving the employ of the Company during the four year vesting period. It is not expected that any cash dividends will be paid on these shares for the foreseeable future.



         On July 5, 2000 20,000 and 10,000 shares of the Company's Common Stock were awarded to Mr. Michael McGuire and Mr. Wayne Miller, respectively. These shares are subject to forfeiture to the extent they leave the employ of the Company prior to June 30, 2002. Mr. Michael McGuire received an additional 20,000 shares of the Company's Common Stock subject to forfeiture if he takes certain actions prior to July 31, 2001. All Common Stock issued in July 2000 participated in the Preferred Stock dividend

                           SUMMARY COMPENSATION TABLE

                                      ANNUAL COMPENSATION      LONG TERM COMPENSATION
                                                                                    AWARDS

         (A)                        (B)              (C)          (D)                   (F)
NAME AND
PRINCIPAL POSITION                 FISCAL YEAR    SALARY ($)    BONUS ($)      RESTRICTED STOCK AWARDS ($)
------------------                 -----------    ----------    ---------      ---------------------------
----------------------------------------------------------------------------------------------------------
Michael McGuire                        2001       $240,869     $177,260(3)              $ 28,050 (1) (2)
----------------------------------------------------------------------------------------------------------
CEO & President                        2000       $231,438     $ 86,518                        -
----------------------------------------------------------------------------------------------------------
                                       1999       $164,577     $ 61,000                        -
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Wayne Miller                           2001       $113,305     $ 26,600                 $ 15,450 (1) (2)
----------------------------------------------------------------------------------------------------------
Executive Vice President of Sales      2000       $113,305     $ 18,000                        -
----------------------------------------------------------------------------------------------------------
                                       1999       $105,023         -                           -
----------------------------------------------------------------------------------------------------------

(1) Mr. McGuire and Mr. Miller were each given 15,000 unregistered forfeitable shares of Common stock as compensation in fiscal year 1997 with a fair market value of 31 cents per share at the time. These shares were forfeitable to the extent they ceased to be employed by the Company (other than on account of death) before April 1, 2000. On April 1, 2000 the fair market value of the 30,000 shares were 75 cents per share for an aggregate fair value of $11,250 to each.

(2) On June 29, 2000 Mr. Miller and Mr. McGuire were awarded 10,000 and 20,000 shares of Common stock, respectively. These shares are forfeitable to the extent they cease to be employed by the Company (other than on account of death) before July 1, 2002. These shares on June 29, 2000 were valued at 42 cents per share for an aggregate fair value of $4,200 and $8,400, respectively. In addition, on June 29, 2000, Mr. McGuire received an additional 20,000 shares of Common stock which are forfeitable if he takes certain actions prior to July 31, 2001. On June 29, 2000 these shares were valued at 42 cents per share for an aggregate fair market value of $8,400.

(3) At March 31, 2001, $80,000 of Mr. McGuire's bonus had actually been paid with the balance paid July 31, 2001 following the Company's audit and final approval by the Board of Directors.

         Mr. Michael McGuire and Mr. Wayne Miller have each filed Securities and Exchange Commission Form 4 disclosing the forfeitable shares of common stock which they received in fiscal year ended March 31, 2001 (see Item 10 for more details), but due to a misunderstanding of the filing requirements pertaining to forfeitable shares, the filings were not timely. The Company is not aware of any other person who failed to file on a timely basis any reports relating to the Company required by Section 16(a) of the Securities Exchange Act during the fiscal year that ended March 31, 2001.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected Grant Thornton LLP as the Company's independent public accountants for the current year. Representatives of Grant Thornton LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company selects and ratifies the appointments of the independent public accountants for the Company.

The following table sets forth the aggregated fees incurred by the Company for fiscal year ended March 31, 2001 to our principle auditing firm:

 Annual Audit Fees...............................................  $    39,850
 Financial Information Systems Design and Implementation Fees....         -
 All Other Fees..................................................       26,310(1)
                                                                   --------------
 Total...........................................................  $    66,160
                                                                   ==============


(1) Board of Directors has considered the provision of services covered in paragraph (e)2 and (e)3 of schedule 14A and determined the services provided to be compatible with maintaining the principal accountant's independence.




                        PROPOSALS FOR NEXT ANNUAL MEETING

         Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company for the fiscal year to end March 31, 2002 must be received by the Company, addressed to the Secretary of the Company at 205 Express Street, Plainview, New York 11803, no later than June 30, 2002, to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

         The Board of Directors shall have discretionary authority to vote on any matters that shall come before this next annual meeting if the Company is not given notice of such matters on or before June 30, 2002.

                                      PROXY

                                  ASTREX, INC.

                                  COMMON STOCK

                  205 EXPRESS STREET PLAINVIEW, NEW YORK 11803
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Common Stock of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2001 to be held on September 11, 2001 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated August 3, 2001, as follows on the reverse side of this proxy card:


                         (TO BE SIGNED ON REVERSE SIDE)

                                  COMMON STOCK


Please mark your
votes as in this
example.


1.  Election of Directors

         Class I I(for the term of three years and until a successor is elected and shall have been qualified to so serve)

         Nominees:    Mr. Mark Schindler and David S. Zlatin

         [  ] For the nominees listed above   [  ] Withhold authority to vote
                                                   for the nominees

For, except vote withheld from the following nominee(s):

----------------------------------------------


In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof that the Company did not have notice of on or after June 26, 2001.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR THE NOMINATED DIRECTOR.


         Please mark, sign, date and return the proxy card promptly using the enclosed envelope.


SIGNATURE                                  DATE
         _____________________________          ______________________________


SIGNATURE                                  DATE
         _____________________________          ______________________________

           Signature if held jointly

NOTE: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.



                                      PROXY

                                  ASTREX, INC.

                            PREFERRED STOCK, SERIES B

                  205 EXPRESS STREET PLAINVIEW, NEW YORK 11803
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints John C. Loring and Howard Amster and each of them, proxies, with full power of substitution, to vote the shares of Preferred Stock, Series B of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders for the fiscal year ended March 31, 2001 to be held on September 11, 2001 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated August 3, 2001, as follows on the reverse side of this proxy card:


                         (TO BE SIGNED ON REVERSE SIDE)


Please mark your
votes as in this
example.

1.  Election of Directors

         Class I I(for the term of three years and until a successor is elected and shall have been qualified to so serve)

         Nominees:    Mr. Mark Schindler and David S. Zlatin

         [   ] For the nominees listed above  [   ] Withhold authority to vote
                                                    for the nominees

For, except vote withheld from the following nominee(s):

----------------------------------------------


In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof that the Company did not have notice of on or after June 26, 2001

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR THE NOMINATED DIRECTOR.


         Please mark, sign, date and return the proxy card promptly using the enclosed envelope.




SIGNATURE                                  DATE
         _____________________________          ______________________________


SIGNATURE                                  DATE
         _____________________________          ______________________________
          Signature if held jointly

NOTE: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.